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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  October 17, 1994




                         U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500









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Item 7.  Exhibits

     27      Financial Data Schedule.

     99A Press Release issued October 17, 1994 concerning the third-quarter earnings results of U S WEST, Inc. (the "Company").

     99B.1   Unaudited Consolidated Statements of Income of the
             Company for quarters ended September 30, 1993 and September 30, 1994, filed in connection with the Press Release dated October 17, 1994.

     99B.2 Unaudited Selected Consolidated Data of the Company for quarters ended September 30, 1993 and September 30, 1994, filed in connection with the Press Release dated October 17, 1994.

     99B.3   Unaudited Consolidated Statements of Income of the
             Company for nine months ended September 30, 1993 and September 30, 1994, filed in connection with the Press Release dated October 17, 1994.

     99B.4 Unaudited Selected Consolidated Data of the Company for nine months ended September 30, 1993 and September 30, 1994, filed in connection with the Press Release dated October 17, 1994.

     99B.5 Unaudited Consolidated Balance Sheets of the Company filed in connection with the Press Release dated
             October 17, 1994.

     99B.6 Unaudited Consolidated Statements of Cash Flows of the Company for nine months ended September 30, 1993 and September 30, 1994, filed in connection with the Press Released dated October 17, 1994.

     99B.7 Unaudited Statements of Income of the Company for quarters ended September 30, 1993 and September 30,
             1994, filed in connection with the Press Release dated October 17, 1994.

     99B.8 Unaudited Statements of Income of the Company for nine months ended September 30, 1993 and September
             30, 1994, filed in connection with the Press Release dated October 17, 1994.




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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.

                                    /s/ STEPHEN E. BRILZ

                                    By __________________________
                                       Stephen E. Brilz
                                       Counsel - Securities and
                                       Assistant Secretary

Dated:  October 17, 1994